                                                                    EXHIBIT 99.2
                                                                (Corrected Page)

                       TERM SHEET DATED September 22, 1999

                      Conseco Finance Securitizations Corp.
                Certificates for Home Equity Loans, Series 1999-F
                           $750,000,000 (Approximate)

                               Subject to Revision


SELLER:                     Conseco Finance Securitizations Corp.

SERVICER:                   Green Tree Financial Corporation ("Green Tree")

TRUSTEE:                    U.S. Bank Trust National Association

LEAD UNDERWRITERS:          Chase Securities (Co-Lead), Merrill Lynch (Co-Lead)

CO-UNDERWRITERS:            Credit Suisse First Boston (Co), First Union Capital
                            Markets (Co), Lehman Brothers (Co)

OFFERED CERTIFICATES:

                                                        Ratings                    WAL at                  Exp Final
                                  Amount              (S&P/Fitch)           Prepayment Model(1)            Maturity
                                  ------              -----------           -------------------            --------
To Call*:
      A-1A ARM                  $175,000,000          AAA / AAA                     2.29                     03/05
  (Conforming Balance                             (Conforming Balance
  Loans)                                          Loans)
      A-1B ARM                    75,000,000          AAA / AAA                     2.29                     03/05
      A-1                         88,000,000          AAA / AAA                     0.75                     12/00
      A-2                        124,500,000          AAA / AAA                     2.00                     08/02
      A-3                         39,368,000          AAA / AAA                     3.42                     10/03
      A-3A                        95,881,580          AAA / AAA                     3.19                     03/05
      A-4 IO (2)                  75,000,000          AAA / AAA                     1.63                     05/01
      M-1                         42,375,000            AA / AA                     5.46                     03/05
      M-2                         43,875,000              A / A                     5.46                     03/05
      B-1                         26,250,000          BBB / BBB                     3.77                     07/04
      B-2                         28,500,420          BBB-/BBB+                     5.42                     03/05

To Maturity
      A-3A                        95,881,580          AAA / AAA                     3.27                     10/05
      M-1                         42,375,000            AA / AA                     6.96                     12/07
      M-2                         43,875,000              A / A                     9.04                     05/10
      B-2                         28,500,420          BBB-/BBB+                     7.01                     05/08


OTHER CERTIFICATES:         The Class B-2 Certificates are not offered hereby.
                            They will be retained by the Seller or an affiliate thereof.

---------------
(1) The Certificates (other than the Class A-1A ARM Certificates, the Class A-1B ARM Certificates and the Class A-3A Certificates) will be priced, with respect to the Group I Fixed Rate Home Equity Loans, using 125% of the Base Prepayment Assumption. The Class A-3A Certificates will be priced, with respect to the Group II Fixed Rate Home Equity Loans, using 100% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Loans in the first month of the life of the Fixed Rate Home Equity Loans and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the assumed conditional prepayment rate is 20%. The Class A-1A ARM Certificates and Class A-1B ARM Certificates will be priced, with respect to the Adjustable Rate Home Equity Loans, using a constant prepayment rate of 30% CPR.

(2) Interest will be based on a notional principal amount which will equal $75,000,000 (or the Class A Principal Balance for such Payment Date, if less) for the first 20 Payment Dates, and will thereafter equal zero. The Class A-4 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

*    Call at 20%, as further described herein.

[MERRILL LYNCH LOGO]                    3
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.